This agreement is made on June 26, 2012 between the following parties (Letter Agreement):

      1.      Liberty Petroleum Corporation ARBN 086 194 443
              Suite 540, 10851 North Black Canyon Highway, Phoenix, Arizona, 85029 USA (Liberty), and

      2. Discovery Energy Corp., of Suite 1700, One Riverway Drive, Houston, Texas, 77056 USA (Discovery).


Whereas:

    A. Liberty is the successful applicant for the Petroleum Exploration License
       (PEL) 512 in the State of South Australia (designated as C02009-A) (the "License");

    B. The Parties entered into a Letter of Intent dated September 12, 2011 as amended by i) First Amendment to Letter Agreement effective November 4, 2011 and ii) Second Amendment to Letter Agreement effective November 15, 2011 and as amended and restated in the First Amended and Restated Document dated December 1, 2011 (the "LOI");

    C. The Parties have entered into an Option to Purchase and Sale and Purchase Agreement on January 31, 2012 (the "Option Deed");

    D. The Parties have entered into a Novation Deed effective May 15, 2012 (the "Novation Deed"), which is intended to supersede the Option Deed;

    E. The Novation Deed provides for a cash payment of $US 250,000 to be deposited into escrow upon satisfaction of certain conditions precedent, such amount to be paid to Liberty eventually upon the issuance of the License in the name of Discovery or its designee;

    F. Liberty has requested that Discovery make an advance deposit of the $US 250,000 described in the preceding recital, which advance deposit will represent the complete fulfillment of Discovery obligations to remit cash to Liberty in connection with the LOI, the Option Deed or the Novation Deed;


Now it is agreed as follows:

    1. Discovery will, within one business day of the execution of this Letter Agreement, advance to Liberty by wire transfer the sum of two hundred fifty thousand dollars (US$250,000).

    2. The terms of the Novation Deed are hereby amended such that

        a. Discovery is no longer required to remit any further cash to Liberty in connection with the LOI, the Option Deed, the Novation Deed, or the issuance of the License to Discovery; and

        b. The "Promissory Notes" in the Novation Deed shall mean the two documents of indebtedness being delivered by the Purchaser to the Seller the forms of which are attached as Annexures B and C to this Letter Agreement, rather than Annexures Band C to the Novation Deed, the principal amount of the nine-month promissory note being reduced from $250,000 to $150,000;

    3.  liberty acknowledges:

        a. That the advance provided herein shall be credited against the payment due pursuant to the Novation Deed; and

        b. That the advance provided herein will be refunded within 30 business days if the Minister does not issue the license to Discovery on or before the "End Date," as defined in the Novation Deed.

    4. THE LAWS OF THE STATE OF TEXAS GOVERN THIS LETTER AGREEMENT AND EACH PARTY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THAT STATE AND THOSE COURTS EMPOWERED TO APPEALS THEREFROM IN CONNECTION WITH ALL MATTERS CONCERNING THIS LETTER AGREEMENT.


Executed by the Parties as an agreement:


By
Liberty Petroleum Corporation



_______________________________
Lane Franks, President


By
Discovery Energy Corp.



_______________________________
 Keith J. McKenzie, Chief Executive Officer

                    Annexure B -Six-Month Promissory Note

$500,000.00                                                      July     , 2012

    The undersigned, Discovery Energy Corp., a Nevada corporation f/k/a "Santos Resource Corp." (hereinafter called "Maker"), whose address for purposes hereof is One Riverway Drive, Suite 1700, Houston, Texas, 77056 USA, for value received, without grace, in the manner, on the dates and in the amounts herein stipulated, promises to pay to Liberty Petroleum Corporation, an Arizona corporation (hereinafter called "Payee"), at Payee's principal place of business located at 10851 North Black Canyon Highway, Suite 540, Phoenix, Arizona, 85029 USA, or at such other place as Payee may hereafter designate, the sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000.00), in lawful money of the United States of America, with interest at the rate herein specified.

    The unpaid principal amount from time to time outstanding hereunder shall bear interest from and after the date hereof until such amount is paid in full at a rate per annum equal the lesser of:

        (a) the arithmetic mean during the applicable interest period of one month term London Interbank Offer Rates (LIBOR rates) for US$ as published on the first business day of each month by the Financial Times of London and referred to as the Interbank Fixing Rate, plus an additional 3% per annum (such aggregate rate being hereafter referred to as the "Varying Rate"); or

        (b) the maximum rate of interest, if any, permitted to be charged of the Maker by applicable state or federal law (the "Maximum Rate").

    Notwithstanding the foregoing, if at any time the Varying Rate exceeds the Maximum Rate, the rate of interest chargeable on this Note shall be limited to the Maximum Rate, but any subsequent reductions in the Varying Rate shall not reduce the rate of interest chargeable on this Note below the Maximum Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued if the Varying Rate had at all times been in effect.

    Interest on this Note shall be computed on the basis of a 365-day (or 366-day, as the case may be) year for the actual number of days elapsed.

    The  unpaid  principal  balance  of  this  Note  with  all  accrued  but
unpaid  interest thereon shall be due and payable in full on or before   , 201 ,
six months after the date of this Note. Prepayment of this Note shall be without penalty and may be made at any time and from time to time for all or any part of the unpaid principal and accrued interest payable hereunder with all such prepayments to be applied first to the accrued interest and then to the principal in the inverse order of due date. If, within 60, 90, or 120 days after the date of this Note, Maker makes aggregate prepayments of this Note equally or exceeding the amount indicated on Schedule "A" hereto immediately below the related number of days (together with all unpaid interest that has
theretofore become due on this Note), then Maker shall owe no fu      amounts on
this Note, and the difference between the original principal amount of this Note and the aggregate prepayments shall be deemed a prepayment discount.

    If this Note is not paid at maturity and said Note is placed in the hands of an attorney for collection or if collection by suit or through the probate court, bankruptcy court, or by any other legal or judicial proceeding is sought, Maker agrees to pay all expenses incurred, including reasonable attorneys' fees, all of which shall become a part of the principal hereof.

    Maker and each and all other liable parties expressly and specifically, (i) severally waive grace, presentment for payment, demand for payment, notice of intent to accelerate and notice of acceleration, notice of dishonor, protest and notice of protest, notice of nonpayment, and any and all other notices, the filing of suit and diligence in collecting this Note or enforcing any of the security herefor, (ii) severally agree to any substitution, subordination, exchange or release of any security held for the payment of this Note or any other obligation to Payee and release of any party primarily or secondarily liable hereon, (iii) severally agree that Payee shall not be required first to institute suit or exhaust Payee's remedies hereon against Maker or other parties liable hereon or to enforce Payee's rights against them or any security herefor in order to enforce payment of this Note by any of them, and (iv) severally agree to any extension or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice thereof to any of them.

    The invalidity, or unenforceability in particular circumstances, of any provision of this Note shall not extend beyond such provision or such circumstances and no other provision of this Note shall be affected thereby.

    THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

    No provisions of this Note or any instrument securing payment hereof or otherwise relating to the debt evidenced hereby shall require the payment or permit the collection, application or receipt of interest in excess of the maximum permitted by applicable state or federal law (it being the express intention of Maker and Payee that this Note and the debt evidenced hereby be subject to the benefits of federal law to the extent that same permits a rate of interest in excess of that otherwise permitted by state law). If any excess of interest in such respect is herein or in any such other instrument provided for, or shall be adjudicated to be so provided for herein or in any such instrument, the provisions of this paragraph shall govern, and neither Maker nor any endorsers of this Note nor their respective heirs, personal representatives, successors or assigns shall be obligated to pay the amount of such interest to the extent it is in excess of the amount permitted by applicable law. It is expressly stipulated and agreed to be the intent of Maker and holder to comply at all times with the usury and other laws relating to this Note and the other instruments securing payment hereof now or hereafter in effect, and any subsequent revisions, repeals, or judicial interpretations thereof, to the extent that any of the same are applicable hereto or to the other instruments securing payment hereof. In the event the Payee or other holder hereof ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if upon such application the principal balance of this Note is paid in full, any remaining excess shall be forthwith paid to Maker and the provisions of this Note and the other instruments securing payment hereof shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum interest allowed to be charged by applicable law, Maker and the Payee or other holder hereof shall, to the maximum extent permitted under applicable law, amortize, prorate, allocate and spread the total amount of interest throughout the entire term of this Note so that the amount or rate of interest charged for any and all periods of time during the term of this Note is to the greatest extent possible less than the maximum amount or rate of interest allowed to be charged by law during the relevant period of time. Notwithstanding any of the foregoing, if at any time applicable laws shall be changed so as to permit a higher rate or amount of interest to be charged than that permitted prior to such change, then unless prohibited by law, references in this Note to "applicable law" for purposes of determining the maximum interest or rate of interest which can be charged shall be deemed to refer to such applicable laws as so amended to allow the greater amount or rate of interest.

                                   DISCOVERY ENERGY CORP.,

                                   a Nevada corporation f/kla "Santos Resource
                                   Corp."



                                   By:
                                      --------------------------------

                                   Name:------ --------------------
                                   Title:--------------------------

                    Repayment Calculation Table-Schedule "A"


                      Promissory Note $500,000 (Six Month)

Instrument Date:July_, 2012      60 Days     90 Days     120 Days    At Maturity

Base Note Amount Owed            $400,000   $425,000    $450,000      $500,000
With Estimated Interest Charges* $401,621   $427,297    $453,042      $504,736



*London Libor Rate 0.24% (One Month)     *Plus Fixed Interest  Rate 3% Per Annum

                    ANNEXURE C - NINE-MONTH PROMISSORY NOTE

$150,000.00                                                      JULY  ,  2012

     The undersigned, Discovery Energy Corp., a Nevada corporation f/k/a "Santos Resource Corp." (hereinafter called "Maker"), whose address for purposes hereof is One Riverway Drive, Suite 1700, Houston, Texas, 77056 USA, for value received, without grace, in the manner, on the dates and in the amounts herein stipulated, promises to pay to Liberty Petroleum Corporation, an Arizona corporation (hereinafter called "Payee"), at Payee's principal place of business located at 10851 North Black Canyon Highway, Suite 540, Phoenix, Arizona, 85029 USA, or at such other place as Payee may hereafter designate, the sum of ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000.00), in lawful money of the United States of America, with interest at the rate herein specified.

     The unpaid principal amount from time to time outstanding hereunder shall bear interest from and after the date hereof until such amount is paid in full at a rate per annum equal the lesser of:

     (a) the arithmetic mean during the applicable interest period of one month term London Interbank Offer Rates (LIBOR rates) for US$ as published on the first business day of each month by the Financial Times of London and referred to as the Interbank Fixing Rate, plus an additional 3% per annum (such aggregate rate being hereafter referred to as the "Varying Rate"); or

     (b) the maximum rate of interest, if any, permitted to be charged of the Maker by applicable state or federal law (the "Maximum Rate").

     Notwithstanding the foregoing, if at any time the Varying Rate exceeds the Maximum Rate, the rate of interest chargeable on this Note shall be limited to the Maximum Rate, but any subsequent reductions in the Varying Rate shall not reduce the rate of interest chargeable on this Note below the Maximum Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued if the Varying Rate had at all times been in effect.

     Interest  on  this  Note  shall  be  computed on the basis of a 365-day (or
366-day,  as  the  case  may  be)  year  for  the actual number of days elapsed.

     The unpaid principal balance of this Note with all accrued but unpaid interest thereon shall be due and payable in full on or before _____________________ ____, 201_, nine months after the date of this Note. Prepayment of this Note shall be without penalty and may be made at any time and from time to time for all or any part of the unpaid principal and accrued interest payable hereunder with all such prepayments to be applied first to the accrued interest and then to the principal in the inverse order of due date. If, within 60, 90, or 120 days after the date of this Note, Maker makes aggregate prepayments of this Note equally or exceeding the amount indicated on Schedule "A" hereto immediately below the related number of days (together with all unpaid interest that has theretofore become due on this Note), then Maker shall owe no further amounts on this Note, and the difference between the original principal amount of this Note and the aggregate prepayments shall be deemed a prepayment discount.

     If this Note is not paid at maturity and said Note is placed in the hands of an attorney for collection or if collection by suit or through the probate court, bankruptcy court, or by any other legal or judicial proceeding is sought, Maker agrees to pay all expenses incurred, including reasonable attorneys' fees, all of which shall become a part of the principal hereof.

     Maker and each and all other liable parties expressly and specifically, (i) severally waive grace, presentment for payment, demand for payment, notice of intent to accelerate and notice of acceleration, notice of dishonor, protest and notice of protest, notice of nonpayment, and any and all other notices, the filing of suit and diligence in collecting this Note or enforcing any of the security herefor, (ii) severally agree to any substitution, subordination, exchange or release of any security held for the payment of this Note or any other obligation to Payee and release of any party primarily or secondarily liable hereon, (iii) severally agree that Payee shall not be required first to institute suit or exhaust Payee's remedies hereon against Maker or other parties liable hereon or to enforce Payee's rights against them or any security herefor in order to enforce payment of this Note by any of them, and
(iv) severally agree to any extension or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice thereof to any of them.

     The invalidity, or unenforceability in particular circumstances, of any provision of this Note shall not extend beyond such provision or such circumstances and no other provision of this Note shall be affected thereby.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     No provisions of this Note or any instrument securing payment hereof or otherwise relating to the debt evidenced hereby shall require the payment or permit the collection, application or receipt of interest in excess of the maximum permitted by applicable state or federal law (it being the express intention of Maker and Payee that this Note and the debt evidenced hereby be subject to the benefits of federal law to the extent that same permits a rate of interest in excess of that otherwise permitted by state law). If any excess of interest in such respect is herein or in any such other instrument provided for, or shall be adjudicated to be so provided for herein or in any such instrument, the provisions of this paragraph shall govern, and neither Maker nor any endorsers of this Note nor their respective heirs, personal representatives, successors or assigns shall be obligated to pay the amount of such interest to the extent it is in excess of the amount permitted by applicable law. It is expressly stipulated and agreed to be the intent of Maker and holder to comply at all times with the usury and other laws relating to this Note and the other instruments securing payment hereof now or hereafter in effect, and any subsequent revisions, repeals, or judicial interpretations thereof, to the extent that any of the same are applicable hereto or to the other instruments securing payment hereof. In the event the Payee or other holder hereof ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of this Note, and, if upon such application the principal balance of this Note is paid in full, any remaining excess shall be forthwith paid to Maker and the provisions of this Note and the other instruments securing payment hereof shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of Execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum interest allowed to be charged by applicable law, Maker and the Payee or other holder hereof shall, to the maximum extent permitted under applicable law; amortize, prorate, allocate and spread the total amount of interest throughout the entire term of this Note so that the amount or rate of interest charged for any and all periods of time during the term of this Note is to the greatest extent possible less than the maximum amount or rate of interest allowed to be charged by law during the relevant period of time. Notwithstanding any of the foregoing, if at any time applicable laws shall be changed so as to permit a higher rate or amount of interest to be charged than that permitted prior to such change, then unless prohibited by law, references in this Note to "applicable law" for purposes of determining the maximum interest or rate of interest which can be charged shall be deemed to refer to such applicable laws as so amended to allow the greater amount or rate of interest.

                                  DISCOVERY  ENERGY  CORP.,

                                  a  Nevada  corporation  f/k/a  "Santos
                                  Resource Corp."


                                  By:________________________________
                                  Name:______________________________
                                  Title:_______________________________

                   Repayment Calculation Table- Schedule "A"


                       PROMISSORY NOTE $150,000 (NINE MONTH)

Instrument Date: July _., 2012     60 Days    90 Days    120 Days    At Maturity

Base Note Amount Owed              $100,000   $112,500   $125,000     $150,000

With Estimated Interest Charges*   $100,486   $113,189   $125,912     $152,032


*London Ubor Rate 0.24% {One Month}  *Plus Fixed Interest Rate 3% Per Annum